Consolidated Statements Of Comprehensive Loss (Restated) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Net loss	$ (558,233)	$ (634,306)
OTHER COMPREHENSIVE (LOSS) INCOME, NET OF TAXES
Unrealized losses on available-for-sale equity securities, net of tax recovery (provision) of $2,847, ($2,847)	(42,163)	(38,826)
Unrealized gains on available-for-sale debt securities, net of tax of $nil, $nil (Note 7 (a))	30,309	2,738
Currency translation adjustments, net of tax of $nil, $nil	4,490	(1,368)
Long-term investments
Other-than-temporary impairment charges	32,881
Realized gains	(5,592)
TOTAL OTHER COMPREHENSIVE INCOME (LOSS)	19,925	(37,456)
TOTAL COMPREHENSIVE LOSS	(538,308)	(671,762)
COMPREHENSIVE LOSS ATTRIBUTABLE TO:
Turquoise Hill Resources Ltd.	(396,922)	(623,100)
Noncontrolling interests	(141,386)	(48,662)
TOTAL COMPREHENSIVE INCOME (LOSS)	$ (538,308)	$ (671,762)